Savings Plan	12 Months Ended
Dec. 29, 2013
Savings Plan [Abstract]
Savings Plan
Savings Plan
The Company has voluntary 401(k) savings plans designed to enhance the existing retirement programs covering eligible employees. The Company matches a percentage of each employee’s contributions consistent with the provisions of the plan for which he/she is eligible. Total Company matching contributions to the plans were $164 million, $160 million and $157 million in 2013, 2012 and 2011, respectively.